DRAFT 2/5/98


                     PRELIMINARY COPY - FOR THE INFORMATION
                 OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

               YOUR VOTE IS IMPORTANT - Please execute and return
              the enclosed proxy promptly, whether or not you plan
                                    to attend
       the T. Rowe Price Associates, Inc. Annual Meeting of Stockholders.


                                [CORPORATE LOGO]

                         T. ROWE PRICE ASSOCIATES, INC.
                              100 East Pratt Street
                            Baltimore, Maryland 21202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 April 16, 1998


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of T. Rowe Price Associates, Inc. (the "Company") will be held at 100 East Pratt Street, 12th floor, Baltimore, Maryland, 21202, on Thursday, April 16, 1998, at 10:00 a.m. for the following purposes:

     (1)  To elect 14 directors of the Company;

     (2) To consider and act upon a proposed charter amendment to effect a two-for-one stock split and a proportional increase in the authorized Common Stock of the Company;

     (3) To consider and act upon the proposed 1998 Director Stock Option Plan; and

     (4) To consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     February 13, 1998 was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Alvin M. Younger, Jr.
                                       Secretary
Baltimore, Maryland
March   , 1998

DRAFT 2/5/98


                                 PROXY STATEMENT

                                  INTRODUCTION

     This proxy statement and the accompanying proxy are furnished to stockholders of T. Rowe Price Associates, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors to be used at the Annual Meeting of Stockholders (the "Meeting") described in the accompanying notice and at any adjournments or postponements thereof. The purpose of the Meeting is to elect directors of the Company, to consider and act upon a proposed charter amendment to effect a two-for-one stock split and a proportional increase in the authorized Common Stock of the Company, to consider and act upon the proposed 1998 Director Stock Option Plan, and to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof. This proxy statement and the accompanying notice of annual meeting and proxy and the Company's annual report to stockholders containing the Company's financial statements for the year ended December 31, 1997 are first being sent to stockholders on or about March ____, 1998.

     The record of stockholders entitled to notice of and to vote at the Meeting was taken as of the close of business on February 13, 1998. At that date there were outstanding and entitled to vote _______ shares of Common Stock, par value $.20 per share, held by approximately _______ stockholders of record. In the election of directors, each share is entitled to cast one vote for each director to be elected; cumulative voting is not permitted. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes are not considered to be votes cast and do not affect the plurality vote required for directors. For any matter coming before the meeting other than the election of directors, each share is entitled to one vote. Approval of the proposed charter amendment requires the affirmative vote of a majority of the total number of shares of Common Stock outstanding;
approval of the proposed 1998 Director Stock Option Plan requires the affirmative vote of a majority of the votes cast. The foregoing notwithstanding, Article EIGHTH, Section 3 of the charter of the Company limits the voting rights of certain persons and groups owning in excess of 15% of the Company's Common Stock. The Company does not believe that such provision will be applicable to any stockholders at the Meeting, but will apply such provision if circumstances require.

         The cost of soliciting proxies and preparing the proxy materials will be borne by the Company. In order to ensure that sufficient shares of Common Stock are represented at the Meeting, the Company has retained the services of Georgeson & Company Inc. to assist it in soliciting proxies for a fee of $6,000 plus reimbursement for out-of-pocket expenses. The Company also will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will



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

DRAFT 2/5/98


reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition to the solicitation of proxies by Georgeson & Company Inc., proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of the Company or its subsidiaries without additional compensation to them.

     The Board of Directors has selected James S. Riepe, George A. Roche and M. David Testa to act as proxies with full power of substitution. Any stockholder executing a proxy has the power to revoke the proxy at any time before it is voted by delivering to the Secretary of the Company a notice of revocation or a duly executed proxy bearing a later date. This right of revocation is not limited or subject to compliance with any formal procedure. Any stockholder may attend the Meeting and vote in person whether or not the stockholder has previously given a proxy, as long as the stockholder has filed a written notice of revocation with the Secretary. All notices of revocation should be sent to the attention of the Company Secretary: Alvin M. Younger, Jr., T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.


                              ELECTION OF DIRECTORS

     Effective at the time of the Meeting, the number of directors will be decreased to 14 persons and the entire Board of Directors will be elected to hold office until the next annual meeting of stockholders and until their respective successors are elected and have qualified. The 14 nominees currently serve as directors of the Company.

     George J. Collins, a director of the Company since 1980 and chief executive officer from 1984 to 1997, will retire as a director at the time of the Meeting. The Board of Directors, on behalf of the Company, wishes to express its appreciation for his contributions during his 28 years of service.

     It is intended that all properly executed proxies received in time to be duly presented at the Meeting, unless otherwise indicated, will be voted FOR the election of the persons named in the following table, to serve until the next annual meeting of stockholders and until their respective successors are elected and have qualified. If any nominee should become unable or unwilling to serve, the proxies will be voted FOR the election of such person as may be designated by the Board of Directors to replace such nominee.


Information Concerning Nominees

     The following table presents information concerning persons nominated by the Board of Directors for election as directors of the Company. Unless otherwise indicated, the nominees have been officers of the organizations named below as their principal occupations or of affiliated organizations for more than five years. Positions of the nominees as trustees, directors, or principal officers of the T. Rowe Price Mutual Funds (including those Funds organized as trusts and referred to herein as the "Price Funds") and of certain other affiliated registered investment companies are also indicated. Stock ownership information is reported as of the record date.

                           Age, principal occupation, directorships with public
                           companies, and beneficial ownership of Common Stock
Name of Nominee            (percent of class)
---------------            ----------------------------------------------------

JamesE.  Halbkat,  Jr.      Mr.  Halbkat is 63 years old and has been a director
                            of the Company since 1979. He is President  of  U.S.
                            Monitor Corporation, a provider of public response systems. (1)(3)(5)
                            _______ shares * (6)

Henry H. Hopkins            Mr. Hopkins is 55 years old and has been a director
                            of the Company since 1987, a managing director since
                            1989, a vice president between 1976 and 1989, and an employee since 1972.
                            _______ shares ( %) (7)

James A.C. Kennedy          Mr. Kennedy is 44 years old, has been a director of
                            the  Company  since  1996,  director  of the Equity
                            Research  Division  of  the  Company  since 1987, a
                            managing director of the Company since 1990, a vice
                            president  between  1981 and 1990, and  an employee
                            since  1978.  He  is  a  director  or trustee of 14
                            equity funds within the Price Funds and is president
                            of the Media & Telecommunications Fund.
                            _______ shares (     %) (8)

John H. Laporte             Mr. Laporte is 52 years old, has been a director of
                            the Company since 1996, a  managing director of the
                            Company since 1989, a vice  president  between 1978
                            and  1989,  and  an  employee  since 1976.  He is a
                            director  or  trustee of ten equity funds within the
                            Price  Funds.  He  serves as  chairman of four funds
                            and president of four funds.
                            _______ shares (     %) (9)

Richard L. Menschel         Mr. Menschel is 64 years old and has been a director
                            of the Company since 1995. He is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. (3)
                            _______ shares * (10)

                                                   (see footnotes on page _____)



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DRAFT 2/5/98



William T. Reynolds         Mr. Reynolds is 49 years old, has been a director of
                            the Company since 1996, director of the Fixed Income
                            Division  since  1994, a  managing  director  of the
                            Company since 1990, a vice  president  between  1983
                            and 1990, and an employee since 1981. He is a director or trustee of 20 fixed income funds within the Price Funds. He serves as chairman of 15 of these funds.
                            _______ shares * (11)

James S. Riepe              Mr. Riepe is 54 years old and has been a director of
                            the Company since 1981, vice chairman  since 1997, a
                            managing  director  since  1989,  a  vice  president
                            between 1981 and 1989 and director of the Investment
                            Services Division and an employee since 1981.  He is
                            chairman of six of  the 46  Price  Funds on which he
                            serves as a director or trustee and is  president of
                            the Tax-Efficent Balanced Fund.  (2)(4)
                            _______ shares (     %) (12)

George A. Roche             Mr. Roche is 56 years old and has been a director of
                            the Company since 1980, chairman and president since
                            1997,  a   managing  director  since  1989,  a  vice
                            president  between  1973  and  1989, and an employee
                            since 1968. (2)(4)(5)
                            _______ shares (     %) (13)

Brian C. Rogers             Mr. Rogers is 42 years old and  has  been a director
                            of the Company since 1997, a managing director since
                            1991, a vice  president between 1985 and  1991, and
                            an  employee since 1982.   He  is president  of the
                            Equity Income Fund and the Value Fund.
                            _______ shares * (14)

John W. Rosenblum           Mr. Rosenblum  is  54  years  old  and  has  been a
                            director of the Company  since 1991.  He is Dean of
                            the  Jepson  School  of  Leadership  Studies at the
                            University of Richmond.  From 1993 to 1996,  he was
                            the Tayloe Murphy Professor at the Darden  Graduate
                            School  of  Business  Administration  (the  "Darden
                            School"), University of Virginia.  Mr. Rosenblum is
                            also a director of Comdial Corp., a manufacturer of
                            telephone  systems  for  businesses;   Cone   Mills
                            Corporation,  a textiles  producer; and  Providence
                            Journal Company, a publisher of newspapers and owner of broadcast television stations. (1)(3)
                            _______ shares * (15)

                                                   (see footnotes on page _____)



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

DRAFT 2/5/98



Robert L. Strickland        Mr. Strickland  is  66 years  old  and  has  been a
                            director of the Company since 1991.   He retired as
                            chairman of  Lowe's Companies, Inc., a  retailer of
                            specialty  home  supplies, on January 31, 1998, but
                            continues to serve  as a director.   Mr. Strickland
                            also is a director of Hannaford Bros. Co., a food retailer. (2)(3)
                            _______ shares * (16)

M. David Testa              Mr. Testa is 53 years old and has been a director of
                            the  Company  since  1981, a  vice chairman and  the
                            chief  investment  officer  since  1997, a  managing
                            director  since  1989, a vice president between 1976
                            and 1989, and an employee since 1972.  Mr. Testa has
                            also  served  as  chairman  of   Rowe  Price-Fleming
                            International, Inc. since 1982.  He is a director or
                            trustee of 48 equity  or fixed  income  funds within
                            the Price Funds.  He serves as chairman of  seven of
                            these Funds and president of two.    (2)(4)(5)
                            _______ shares (     %) (17)

Philip C. Walsh             Mr. Walsh is 76 years old and has been a director of
                            the  Company  since 1987.   He  is  a retired mining
                            industry executive.   (3)(5)
                            _______ shares * (18)

Anne Marie Whittemore       Mrs. Whittemore  is  51  years  old  and  has been a
                            director of the Company since 1995. She is a partner
                            in the law  firm of McGuire, Woods, Battle & Boothe,
                            L.L.P. and  serves as  a director  of Owens & Minor,
                            Inc.,  a   distributor  of   medical  and   surgical
                            supplies; USF&G  Corporation, an  insurance company;
                            the   James   River   Corporation   of   Virginia, a
                            manufacturer  of   paper  products;  and   Albemarle
                            Corporation, a manufacturer of  specialty chemicals.
                            (1)(3)
                            _______ shares * (19)



                                                   (see footnotes on page _____)



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DRAFT 2/5/98


Beneficial ownership
of Common Stock by all
directors and executive
officers as a group
(19 persons)                  _______ shares (_______%) (20)
--------------------------------------------------------------------------------


* Indicates holdings of less than 1 percent.

(1)  Member of the Audit Committee of the Board of Directors.

(2)  Member of the Executive Committee of the Board of Directors.

(3)  Member of the Executive Compensation Committee of the Board of Directors.

(4)  Member of the Management Committee of the Board of Directors.

(5)  Member of the Nominating Committee of the Board of Directors.

(6) Includes _______ shares which may be acquired by Mr. Halbkat within 60 days upon the exercise of stock options.

(7) Includes _______ shares which may be acquired by Mr. Hopkins within 60 days upon the exercise of stock options.

(8) Includes _______ shares which may be acquired by Mr. Kennedy within 60 days upon the exercise of stock options.

(9) Includes _______ shares which may be acquired by Mr. Laporte within 60 days upon the exercise of stock options. Also includes 100,000 shares owned by a member of Mr. Laporte's family and 76,992 shares held in trusts for members of Mr. Laporte's family, as to which Mr. Laporte disclaims beneficial ownership.

(10) Includes _______ shares which may be acquired by Mr. Menschel within 60 days upon the exercise of stock options.

(11) Includes _______ shares which may be acquired by Mr. Reynolds within 60 days upon the exercise of stock options. Also includes 10,550 shares owned by members of Mr. Reynolds' family, as to which Mr. Reynolds disclaims beneficial ownership.

(12) Includes _______ shares which may be acquired by Mr. Riepe within 60 days upon the exercise of stock options. Also includes 180,000 shares held by or in trusts for members of Mr. Riepe's family, as to which Mr. Riepe disclaims beneficial ownership, and shares held in a charitable foundation for which Mr. Riepe has voting and disposition power.

(13) Includes _______ shares which may be acquired by Mr. Roche within 60 days upon the exercise of stock options, and 400,000 shares held by or in trusts for members of Mr. Roche's family and as to which Mr. Roche disclaims beneficial ownership.


                                                   (see footnotes on page _____)

DRAFT 2/5/98



(14) Includes _______ shares which may be acquired by Mr. Rogers within 60 days upon the exercise of stock options.

(15) Includes _______ shares which may be acquired by Mr. Rosenblum within 60 days upon the exercise of stock options.

(16) Includes _______ shares which may be acquired by Mr. Strickland within 60 days upon the exercise of stock options.

(17) Includes _______ shares which may be acquired by Mr. Testa within 60 days upon the exercise of stock options, and _______ shares held in trusts for members of Mr. Testa's family and as to which Mr. Testa disclaims beneficial ownership.

(18) Includes _______ shares which may be acquired by Mr. Walsh within 60 days upon the exercise of stock options.

(19) Includes _______ shares which may be acquired by Mrs. Whittemore within 60 days upon the exercise of stock options.

(21) Includes _______ shares which may be acquired by all directors and executive officers as a group within 60 days upon the exercise of stock options.

     Unless otherwise indicated in the foregoing notes, the individuals named above have sole voting and disposition powers over the shares beneficially owned by them.


Information Regarding the Board of Directors and Its Committees

     During 1997, there were six meetings of the Board of Directors of the Company. Each director attended at least 75% of the combined total number of meetings of the Board and Board committees of which he or she was a member. The Board of Directors of the Company has an Audit Committee, Executive Committee, Executive Compensation Committee, and a Nominating Committee.

     The Audit Committee meets with the Company's independent accountants to review whether satisfactory accounting procedures are being followed by the Company and whether internal accounting controls are adequate, to inform itself with regard to non-audit services performed by the independent accountants, and to review fees charged by the independent accountants. The Audit Committee also recommends to the Board of Directors the selection of independent accountants. The directors designated in note (1) on the previous page are members of the Audit Committee, which met four times during 1997.

     The Executive Committee functions in the interval between meetings of the Board of Directors to approve matters requiring formal action by or on behalf of the Board of Directors, which actions are thereafter reported to the entire Board for ratification. The Executive Committee also possesses the authority to



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

DRAFT 2/5/98


exercise all of the powers of the Board of Directors in the interval between meetings, except as limited by law. The directors designated in note (2) on page _____ are members of the Executive Committee, which approved one matter by unanimous written consent in lieu of a meeting during 1997.


     As described in the report of the Executive Compensation Committee, the Committee establishes the compensation for certain executive officers of the Company and generally reviews benefits and compensation for all officers and employees. It also administers the Company's stock incentive and stock purchase plans and the Company's Executive Incentive Compensation Plan. The directors designated in note (3) on _____ page are members of the Executive Compensation Committee which met _____ times during 1997.

     The Nominating Committee advises the Board of Directors with respect to the selection and nomination of individuals to serve as directors of the Company. The directors designated in note (5) on page _____ are members of the Nominating Committee which met on one occasion in 1997. Nominations for director which are presented to the Nominating Committee by stockholders are considered in light of the needs of the Company, as well as the nominee's individual knowledge, experience, and background.


Compensation Committee Interlocks and Insider Participation

     During 1997, Robert L. Strickland (Chairman), James E. Halbkat, Jr., Richard L. Menschel, John W. Rosenblum, Philip C. Walsh, and Anne Marie Whittemore served as members of the Executive Compensation Committee. None of these directors are officers or employees of the Company. No executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company or board committee member.

     Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. During 1997, Goldman, Sachs & Co. performed services for the Company, including securities brokerage services. Mr. Menschel did not share in any payment for these services.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     Summary Compensation Table. The following table sets forth certain information concerning the compensation for the last three completed fiscal years of the chief executive officer and the four executive officers of the Company who, in addition to the chief executive officer, received the highest compensation during 1997.




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DRAFT 2/5/98


                           SUMMARY COMPENSATION TABLE


                                                                       Long-Term               All Other
                                        Annual Compensation (1)    Compensation Awards      Compensation(3)
-----------------------------------------------------------------------------------------------------------
Name and                                                           Securities Underlying
Principal Position          Year      Salary        Bonus (2)      Options Granted (#)
------------------          ----      ------        ---------      -------------------

George A. Roche            1997       $             $                    -0-                 $
Chairman and               1996       275,000       1,500,000            -0-                   24,000
President (4)              1995       275,000       1,300,000          200,000                 24,000

James S. Riepe             1997                                          -0-
Vice Chairman              1996       275,000       1,500,000            -0-                   22,500
(4)                        1995       275,000       1,300,000          200,000                 22,500

M. David Testa             1997                                          -0-
Vice Chairman              1996       275,000       1,500,000            -0-                   26,625
(4)                        1995       275,000       1,300,000            -0-                   26,625

James A.C. Kennedy         1997                                                                  (5)
Managing Director          1996       250,000       1,200,000           50,000                 26,625
                           1995       250,000         900,000           50,000                 26,625

William T. Reynolds        1997                                                                  (5)
Managing Director          1996
                           1995

George J. Collins          1997                                          -0-
President and              1996       325,000       1,500,000            -0-                   24,000
Chief Executive            1995       325,000       1,300,000            -0-                   24,000
Officer (4)



(1) No officer named in the Summary Compensation Table received any perquisites and other personal benefits, securities or property, the aggregate amount of which exceeded the lesser of either $50,000 or 10% of the total annual salary and bonus reported for 1997 in the Summary Compensation Table, except as described in Note 5.

(2) Bonuses for 1997, 1996 and 1995 were paid pursuant to the Company's Executive Incentive Compensation Plan. Bonuses may vary significantly from year to year and among eligible employees. See "Report of the Executive Compensation Committee."

(3) Included in other compensation are _____, _____, _____, _____, _____, and _____ in Company matching contributions under its Basic Retirement and 401(k) Plus retirement plan for each of Messrs. Roche, Riepe, Testa, Kennedy, Reynolds, and Collins, respectively, and a $22,500 contribution for each of 1996 and 1995 for each of these individuals to the Company's tax-qualified profit sharing plan, which provided retirement benefits based on the investment performance of each participant's account under the plan. This plan was merged with __________ on ___________. Also includes $1,500

DRAFT 2/5/98


     in directors fees paid by a wholly owned subsidiary of the Company to each of Mr. Collins, Mr. Roche and Mr. Reynolds in each year; $_____ in employer matching contributions under the Company's 1986 Employee Stock Purchase Plan for Mr. Testa for each of 1997, 1996 and 1995; $ _____ in employer matching contributions under the Company's 1986 Employee Stock Purchase Plan for Mr. Kennedy for 1997, 1996 and 1995; and $_____ in employer matching contributions under the Company's 1986 Employee Stock Purchase Plan for Mr. Reynolds for 1997, 1996 and 1995.

(4) Mr. Collins retired as President and Chief Executive Officer on April 17, 1997. At that time, Mr. Roche was elected Chairman and President and each of Mr. Riepe and Mr. Testa was elected Vice Chairman.

(5) Includes the appraised fair market value ($32,550) of each individual's interest in a limited liability company (the "LLC") formed by the Company to hold certain venture capital fund investments and distributed on January 22, 1998 as incentive compensation with respect to 1997 performance to certain of the Company's officers and key employees. The distribution to each of Messrs. Kennedy and Reynolds represented 4% of the aggregate amount distributed. The interests are subject to potential repurchase by the LLC over the first five years following distribution upon the occurrence of certain events, including termination of the participant's employment. See "Report of Executive Compensation Committee."


     Option Grants Table. The following table sets forth certain information relating to options granted to purchase shares of Common Stock of the Company. Options generally become exercisable on the first through fifth anniversaries of the date of grant, with the exception of the 1995 option awards to Mr. Roche and Mr. Riepe, which become exercisable on the third through fifth anniversaries of the date of grant. All existing option agreements under the Company's 1986, 1990 and 1993 Stock Incentive Plans provide that such options and any options granted in the future to current option holders will become exercisable in full for a period of one year following certain specified changes in control of the Company or approval by the Board of Directors of certain transactions leading to changes in control, subject to the ability of the Committee to rescind such acceleration of exercisability for a specified period following any triggering event. In addition, the Company's stock option plans provide the Committee with broad discretion to accelerate the exercisability of options.

     In November 1997, the Committee took various actions with respect to the Company's option plans, including (i) making non-qualified stock options held by Managing Directors transferable to family members, trusts and partnerships for estate planning purposes; and (ii) adding option replenishment features to all existing non-qualified stock options as well as to non-qualified stock options granted in the future. The option replenishment feature provides for the issuance of additional options upon the exercise of options by surrender of shares. The number of shares subject to a replenishment option would be the number of shares surrendered to exercise the option. See "Report of Executive Compensation Committee."

DRAFT 2/5/98


                                         OPTION GRANTS IN LAST FISCAL YEAR

                                                 Individual Grants

                       Number of      Percent of                                         Potential Realizable Value at As-
                      Securities    Total Options                                        sumed Annual Rates of Stock Price
                      Underlying      Granted to    Exercise or                           Appreciation for Option Term (2)
                        Options      Employees in    Base Price       Expiration
Name                 Granted (#)      Fiscal Year  (Per Share)(1)        Date                     5%           10%
------------------------------------------------------------------------------------------------------------------------------------


George J. Roche                0               0%             N/A            N/A                  $0            $0

James S. Riepe                 0               0%             N/A            N/A                   0             0

M. David Testa                 0               0%             N/A            N/A                   0             0

James A.C. Kennedy      30,000(3)           2.31%         $62.75         1/17/07               1,183,800      3,000,300

William T. Reynolds     30,000(3)           2.31%         $62.75         1/17/07               1,183,800      3,000,300

George J. Collins              0               0%             N/A            N/A                   0             0



(1)  Options were granted at 100% of fair market value on the date of grant.

(2) The dollar amounts set forth under these columns are the result of calculations of assumed annual rates of stock price appreciation from November 18, 1997 (the date of grant of the 1997 option awards) to November 17, 2007 (the date of expiration of such options) of 5% and 10%, the assumed rates required under the rules of the Securities and Exchange Commission. Based on these assumed annual rates of stock price appreciation of 5% and 10%, the Company's stock price at November 17, 2007 is projected to be $102.21 and $162.76, respectively. These assumptions are not intended to forecast future appreciation of the Company's stock price. Indeed, the Company's stock price may increase or decrease in value over the time period set forth above. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

(3) These options contain option replenishment features, which provide that upon an exercise of a non-qualified stock option by delivery of stock only, the optionee will receive additional options to purchase, at the fair market value on the date of exercise and exercisable until the later of the expiration date of the related option, a number of shares equal to the number of shares surrendered. Replenishment options would be exercisable immediately. See "Report of the Executive Compensation Committee" for further information concerning these option replenishment features

     Aggregated Option Exercises and Fiscal Year-End Option Values Table. The following table sets forth certain information concerning the exercise of stock options, the number of unexercised options and the value of unexercised options at the end of 1997 for the executive officers whose compensation is reported in the Summary Compensation Table. Value is considered to be, in the case of

DRAFT 2/5/98


exercised options, the difference between the exercise price and the market price on the date of exercise, and, in the case of unexercised options, the difference between the exercise price and market price on December 31, 1997.

                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                           AND FISCAL YEAR END OPTION VALUES


                                                                   Number of Secur-
                                                                   ities Underlying           Value of Unexercised
                                                                 Unexercised Options          "In-the-Money" Options
                                                                at December 31, 1997          at December 31, 1997
                        Shares Acquired          Value              (Exercisable/             (Exercisable/
Name                     Upon Exercise         Realized             Unexercisable)            Unexercisable) (1)


George A. Roche                                $                           /                        $         /$

James S. Riepe                                                             /                                  /

M. David Testa                                                             /                                  /

James A.C. Kennedy                                                          /                                 /

William T. Reynolds                                                         /                                 /

George J. Collins                                                            /                                /



(1) An "In-the-Money" option is an option for which the option price of the underlying stock is less than the market price at December 31, 1997, and all of the value shown reflects stock price appreciation since the granting of the option. The closing market price of the Common Stock was $62.875 per share on December 31, 1997.


     Compensation of Directors. Directors who are also officers do not receive directors' fees. Each independent director received a $50,000 retainer for 1997 services as a director and board committee member.

     Pursuant to the 1995 Director Stock Option Plan approved by stockholders on April 6, 1995, each of Messrs. Halbkat, Menschel, Rosenblum, Strickland and Walsh and Mrs. Whittemore received options to purchase 4,000 shares of Common
Stock at $39.75 per share, the last reported sale price on April 24, 1997. On December 17, 1997, the Board of Directors, including a majority of the directors who are not participants in the Director Stock Option Plan, amended the Plan to provide, on the same terms as are currently applicable to managing directors under the Company's 1993 and 1996 Stock Incentive Plans: (i) a replenishment feature with respect to options exercised with stock; (ii) the ability to transfer options within the family for estate planning purposes; and (iii) a

DRAFT 2/5/98


provision making options exercisable in full upon the 9ccurrence of a "change-in-control." See "Report of Executive Compensation Committee." At that time, the Board of Directors, including a majority of the directors who are not participants in the Director Stock Option Plan, approved, subject to stockholder approval, the proposed 1998 Director Stock Option Plan. See "Proposed 1998 Director Stock Option Plan."


Report of the Executive Compensation Committee

     The Executive Compensation Committee of the Board of Directors (the "Committee"), composed during 1997 of all of the Company's independent directors, is responsible to the Board and by extension to the stockholders for:
(i) determination of the compensation of the chief executive officer and the other managing directors who are also members of the Company's Management Committee (collectively, the "Senior Executive Officers") as well as any other officers who are also members of the Company's Board of Directors; (ii) administration of the Company's Executive Incentive Compensation Plan (the "Incentive Plan"); (iii) administration of the Company's stock incentive plans; and (iv) review and approval of the compensation policies and general levels of compensation for the Company's remaining managing directors and other key employees, for whom individual compensation decisions are made by a management-level compensation committee.

     The Committee has acknowledged since its inception that the investment management and securities industries are highly competitive and that experienced professionals have significant career mobility. Its members believe that the ability to attract, retain, and provide appropriate incentives for the highest quality professional personnel is essential to retain the Company's competitive position in the mutual fund and investment management industry, and thereby provide for the long-term success of the Company.

     The Committee believes that competitive levels of cash compensation, together with equity and other incentive programs that are consistent with stockholder interests, are necessary for the motivation and retention of the Company's professional personnel. The Company's compensation programs are keyed to achievement, as determined by the Committee, of short-and long-term performance goals.

     During 1997, base salaries for each of the individuals named in the table on page __ (the "Named Officers") were unchanged from the prior year. Consistent with compensation practices generally applied in the investment management and other financial services industries with which the Company competes for talent, base salaries for the Named Officers are intended to form a relatively low percentage (substantially below 50%) of total cash compensation with the major portion of cash compensation intended to be derived from payments made under the Incentive Plan, provided, of course, that the performance goals established under the Incentive Plan are met.

DRAFT 2/5/98



     The Incentive Plan, recommended by the Board of Directors and approved by stockholders in 1995, establishes a pool (the "Incentive Pool") which relates incentives to the Company's Income before Income Taxes and Minority Interests for that year ("Adjusted Earnings"), subject to a requirement that a threshold ratio of net income to average stockholders' equity (the "Threshold ROE") is attained. The Incentive Pool, subject to reduction based on the Threshold ROE target, is computed as follows: (1) for Adjusted Earnings up to $25 million, 5% of Adjusted Earnings; (2) for Adjusted Earnings above $25 million to $50 million, an additional 7% of Adjusted Earnings; and (3) for Adjusted Earnings above $50 million, an additional 8% of Adjusted Earnings. Thus, the Incentive Plan establishes a maximum cumulative Incentive Pool of $3,000,000 plus 8% of Adjusted Earnings over $50 million. For purposes of the Incentive Plan, Threshold ROE for the year is the ratio of annual net income (excluding the effect of extraordinary items under generally accepted accounting principles) to average stockholders' equity for the year. The Threshold ROE that must be attained to permit the maximum cumulative Incentive Pool to be payable under the Incentive Plan is 20%. If the Company's Threshold ROE is less than 20% but at least 10%, for each full percentage point shortfall the maximum cumulative Incentive Pool is reduced by five percentage points. If the Company's Threshold ROE falls below 10%, there shall be no Incentive Pool, and no bonus payment will be made from the Incentive Pool for that fiscal year.

     As contemplated by the Incentive Plan, the Committee at the outset of 1997 designated six executive officers (the retiring chief executive officer, the Chairman and President, the two Vice Chairmen and the two other managing directors who are Named Officers) as eligible to participate in the Plan for 1997. The Committee also determined that each particular participant would be eligible to receive a specified maximum percentage of the available Incentive Pool, which percentages varied among the participants. In accordance with the Incentive Plan, the Committee reviewed the requirements established by the Plan for determining incentive awards and also determined and certified that each of the Plan's performance goals had been satisfied before it approved and permitted payment of bonuses pursuant to the Plan. Hence, the Committee expects that all payments pursuant to the Incentive Plan will be deductible in accordance with
Section 162(m) of the Internal Revenue Code of 1986, as amended, and all other compensation payable to the Named Executive Officers for 1997 performance similarly will be deductible.

     The Committee determined to award each of Mr. Roche, Mr. Riepe, and Mr. Testa incentive compensation in an amount less than the maximum amount that would be permitted to be paid under the Incentive Plan for 1997. In making its determinations, the Committee noted that the Company had achieved record revenues, earnings, and earnings per share and had attained a return on equity substantially in excess of the Threshold ROE. The Committee also gave consideration to a series of specific, qualitative performance factors that it believed reflected the Senior Executive Officers' performance but were not capable of precise measurement, including investment performance, marketing effectiveness, customer service, technology deployment, management of corporate

DRAFT 2/5/98


assets, financial performance, and corporate infrastructure development. The Committee determined that the Senior Executive Officers each had demonstrated superior long-term management performance in these areas. In making its decision to award payments under the Incentive Plan that are less than the maximum amounts permitted, the Committee took into consideration the Company's historical compensation policies as well as financial industry compensation trends.

     In establishing the compensation of the Named Officers, the Committee took into account the fact that the Mr. Roche, Mr. Riepe and Mr. Testa during 1997 had broad Company-wide management responsibilities as well as line operating responsibilities. Each of these individuals has been a member of the Company's Management Committee since 1984 and was viewed as making generally equivalent Company-wide contributions to 1997 performance. In the case of Mr. Kennedy and Mr. Reynolds, the Committee took into consideration their respective contributions as heads of the Company's Equity Research Division and Fixed Income Division, each of which had [very favorable results] in 1997 The Committee noted that many investment professionals, including certain senior portfolio managers who were not designated as participants in the Plan for 1997 and are compensated under other incentive compensation programs and arrangements, also were significant contributors to this performance. Mr. Kennedy and Mr. Reynolds also were designated as participants in a distribution of interests in a limited liability company (the "LLC") formed by the Company to hold certain venture capital investments and distributed to certain of the Company's officers and key employees, as described in footnote (6) to the Summary Compensation Table. The Committee believes that distribution of interests in the LLC to Messrs. Kennedy and Reynolds will aid the Company in retaining the service of the participants and is an appropriate means of long-term incentive compensation not tied to performance of the Company's stock. The Committee also noted, as it has done in the past, that it could determine to award payment of a greater portion or all of the incentive pool in a year when the Company's financial performance might not be as strong as it has been in 1997 and recent years in order to maintain a competitive compensation structure and thus retain key personnel.

     In 1997, the Committee determined not to award any options to Messrs. Roche, Riepe, and Testa so that the full amount of the 1997 option grants could be made to other officers who do not have as substantial ownership or potential interests in the Company's common stock. Messrs. Kennedy and Reynolds each received options to purchase 30,000 shares of Common Stock at an exercise price of $62.75 per share. In addition, during 1997, the Committee took various actions with respect to its stock option programs. These actions, in the Committee's view, further align the interests of the option holders and the stockholders by, among other things, promoting more rapid option exercise and greater certainty of holding the stock after exercise and providing more incentive to reduce the shares subject to options through early exercise. These actions include (i) making non-qualified stock options held by Managing Directors transferable to family members, trusts and partnerships for estate planning purposes; and (ii) providing an option replenishment feature providing for the grant of a new option upon exercise of existing non-qualified stock options by the surrender of the Company's Common Stock.

     The Committee has compared the Company's compensation levels to relevant publicly available data for the investment management, securities, and other financial service industries and has found the Company's compensation levels to be competitive. Certain of these companies are included in the CRSP Total Return Index for Nasdaq Financial Stocks shown in the Stock Performance Chart which follows. The Company believes it competes for executive talent with a large number of investment management, securities, and other financial services companies, some of which are privately owned and others of which have significantly larger market capitalization than the Company. The practice of the Company and the Committee is to review available compensation data from a large universe of financial services companies. The Committee receives the assistance of an independent compensation consulting firm in comparing executive compensation and policies of the Company with those of other public companies, including companies which compete with the Company for talent. The Committee's goal is to maintain compensation programs which are competitive within the financial services industry.

     The Executive Compensation Committee believes that 1997 compensation levels disclosed in this proxy statement are reasonable and appropriate in light of the Company's strong performance.

                                                 Robert L. Strickland, Chairman
                                                 James E. Halbkat, Jr.
                                                 Richard L. Menschel
                                                 John W. Rosenblum
                                                 Philip C. Walsh
                                                 Anne Marie Whittemore


                             STOCK PERFORMANCE CHART

     As part of the proxy statement disclosure requirements mandated by the Securities and Exchange Commission, the Company is required to provide a five-year comparison of the cumulative total stockholder return on its Common Stock with that of a broad equity market index and either a published industry index or a Company-constructed peer group index.

     The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five years ended December 31, 1997 with the cumulative total return on the CRSP Total Return Index for the Nasdaq Stock Market (US Companies), the CRSP Total Return Index for Nasdaq Financial Stocks, the S&P 500 Index, and the S&P Mid-Cap Index.

DRAFT 2/5/98


The comparison assumes $100 was invested on December 31, 1992 in the Company's Common Stock and in each of the foregoing indices and that all dividends were reinvested.

     There can be no assurance as to future trends in the cumulative total return of the Company's Common Stock or of the following indices. The Company does not make or endorse any predictions as to future stock performance.


INSERT LINEGRAPH - GRAPH PLOT POINTS

================================================================================
                         1992      1993       1994     1995     1996      1997
--------------------------------------------------------------------------------
T. Rowe Price            $100     $           $         $      $          $
Associates, Inc.
--------------------------------------------------------------------------------
CRSP Total Return         100       115        112      159      195       240
Index for the Nasdaq
Stock Market (US
Companies) (1)
--------------------------------------------------------------------------------
CRSP Total Return         100       116        117      170      217       334
Index for Nasdaq
Financial Stocks (1)
--------------------------------------------------------------------------------
S&P 500 Index (2)         100       110        112      153      189       252
--------------------------------------------------------------------------------
S&P Mid-Cap Index         100       114        110      144      172       227
(3)
================================================================================

(1) The CRSP Total Return Index for the Nasdaq Stock Market (US Companies) is an index comprising all domestic common shares traded on the Nasdaq National Market(R) and the Nasdaq SmallCap Marketsm. The CRSP Total Return Index for Nasdaq Financial Stocks is an index comprising all financial company American Depository Receipts, domestic common shares and foreign common shares traded on the Nasdaq National Market(R) and the Nasdaq SmallCap Marketsm, and represents SIC Codes 60 through 67. The Company will provide the names of companies included in this index upon the written request of any stockholder. Such request should be directed to the secretary of the Company. These indices were prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago and distributed to Nasdaq-listed companies to assist them in complying with proxy rule disclosure requirements. The Company has not independently verified the computation of these total return indices.

(2)  Total  return  performance  for the S&P 500 Index  provided  by  Standard &
     Poor's.

(3) Total return performance for the S&P Mid-Cap Index provided by Standard & Poor's.

DRAFT 2/5/98


                     PROPOSED CHARTER AMENDMENT TO EFFECT A
                     TWO-FOR-ONE STOCK SPLIT AND AN INCREASE
                    IN THE AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors of the Company has adopted resolutions declaring advisable and recommending to the Company's stockholders for their approval an amendment to the Company's charter effecting a two-for-one split of the Company's outstanding Common Stock and an increase in the authorized shares of Common Stock from 200,000,000 to 500,000,000 shares. The text of the proposed amendment is included in the form of Articles of Amendment attached hereto as Exhibit A. The Board of Directors believes that the stock split will be beneficial to the trading market for the Company's Common Stock by reducing the per share trading price and increasing the number of publicly traded shares.

     If the amendment is adopted, the split will become effective as of the close of business on April 16, 1998 and stockholders of record as of that date (the "record date") will receive one share of Common Stock for each share held as of the record date. Certificates representing such shares will be distributed on April 30, 1998. Participants in the Company's Employee Stock Purchase Plan will be entitled to receive additional full and fractional shares for each full and fractional share owned by them as of the April 16 record date, and options outstanding under the Company's existing stock option and stock incentive plans will be proportionally adjusted. Similarly, it is expected that the dividend payable per share in subsequent quarters will be adjusted to reflect the effect of the split.

     It is likely that the per share trading price of the Common Stock on the Nasdaq National Market(R) will be reduced to approximately one-half of the trading price immediately before the stock split and that this will occur upon the close of business on the April 30 payment date. The cost basis of pre-split shares shall be allocated pro rata among the pre-split shares and the split shares received in respect of those particular pre-split shares. The new shares will be deemed to have been held for the same period of time as the pre-split shares to which they relate. The Company has been advised by counsel that, under current federal tax law, the distribution of additional shares will not result in taxable income or loss.

     Following stockholder adoption of the proposed amendment, approximately _______ shares of Common Stock will be available for issuance in excess of outstanding post-split Common Stock approximating ___,___,___ shares and the approximately _________ post-split shares reserved for issuance under the Company's various existing and proposed employee benefit plans. At the present time, there are no agreements, understandings, or arrangements for the authorized but unissued Common Stock, other than the existing and proposed employee stock plans (see the proposed 1998 Director Stock Option Plan description beginning on page ___).

DRAFT 2/5/98


     The amendment changes the proportion of the authorized Common Stock to the shares of Common Stock outstanding or reserved for issuance, as described above. The authorized shares of Common Stock in excess of the outstanding and reserved shares could be issued, in many cases without stockholder approval, for a variety of corporate purposes, including the raising of additional capital to support expansion of the Company's growth, either through internally generated growth or through acquisitions, and stock issuances in connection with the acquisition of other business organizations, employee incentive plans, and stock split-ups and stock dividends. Management of the Company is cognizant of the trends toward consolidation in the investment management industry and believes there may be enhanced prospects for growth through acquisition in the future. Consistent with these trends, the Company from time to time considers possible acquisitions and periodically engages in discussions regarding possible acquisitions; but it is not currently a party to any agreements or understandings regarding any acquisitions. In addition, acquisitions involving stock issuances above certain enumerated thresholds would require stockholder approval under applicable rules of the Nasdaq National Market(R) and in some circumstances Maryland law.

     The Board of Directors is required to make any determination to issue shares of Common Stock based on its judgment as to the best interests of the stockholders and the Company. Although the Board of Directors has no present intention of doing so, it could issue shares of Common Stock that could make more difficult or discourage an attempt to obtain control of the Company by means of merger, tender offer, proxy contest, or other means. When, in the judgment of the Board of Directors, this action will be in the best interests of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the stockholders and the Company.

Recommendation of the Board of Directors; Vote Required

     The Board of Directors has declared advisable and recommends a vote "FOR" an amendment to the Company's charter effecting a two-for-one split of the Company's outstanding Common Stock and an increase in the authorized shares of Common Stock from 200,000,000 to 500,000,000 shares. The affirmative vote of a majority of the total number of shares of Common Stock outstanding will be required for adoption of the amendment. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the amendment. Proxies solicited by the Board of Directors will be voted in favor of the amendment unless stockholders specify otherwise.

DRAFT 2/5/98


                    PROPOSED 1998 DIRECTOR STOCK OPTION PLAN

     The Company's 1998 Director Stock Option Plan (the "Director Plan") was approved by the Board of Directors on December 17, 1997, subject to stockholder approval. A copy of the Director Plan is attached hereto as Exhibit B, and the following summary description is qualified by reference to the Director Plan. The purpose of the Director Plan is to provide Non-Employee Directors with an equity interest in the Company in order to attract and retain well-qualified individuals to serve as Non-Employee Directors and to further align the interests of Non-Employee Directors of the Company with those of the stockholders of the Company.

Number of Shares

     The Director Plan provides that 200,000 shares of the Company's Common Stock, which number is subject to adjustment to reflect certain subsequent stock changes such as stock dividends, stock splits, and share exchanges, will be available for the granting of stock options at the times contemplated by the Director Plan to Non-Employee Directors of the Company. If an option expires before its exercise, the shares may again be subject to options. Shares tendered as consideration for the exercise of any option and shares subject to the unexercised portion of any outstanding option which expires, is canceled, or is terminated for any reason may again be subject to awards under the Director Plan.

Administration; Eligibility

     The Director Plan shall be administered by the Board of Directors of the Company; provided that any decision regarding the price, timing, or amount of options to be granted hereunder shall require the affirmative vote of a majority of the members of the Board of Directors who are not participants in the Director Plan. Such disinterested majority shall also have the right to make discretionary awards of options in addition to the grants specified in Section 5(b).

Stock Options

     The stock options to be granted under the Director Plan are not qualified under any section of the Code ("non-qualified options") and will be granted at 100% of the fair market value of the underlying Common Stock on the date of grant.

     [To the extent shares are not available under the 1995 Director Plan], each Non- Employee Director in office on December 1, 1997 shall continue to have the option to purchase up to 4,000 shares of Common Stock per year at the time provided for under that plan for award of options in 1998 (subject to the annual plan limit of 20,000 shares per director) and in any subsequent year in which a

DRAFT 2/5/98


grant of otions is provided for under the 1995 Director Plan. Once the grants provided by the 1995 Plan have been satisfied, a director shall receive 1,500 shares of Common Stock at the close of business on the last Thursday in April in each of the next five years.

     Any Non-Employee Director initially elected as a director after December 1, 1997, shall be granted an option to purchase 3,000 shares of Common Stock as of the close of business on the date of the first regular meeting of directors held on or after the date the participant's initial election as a director and an option to purchase 1,500 shares of Common Stock at the close of business on the last Thursday in April during each of the next four succeeding calendar years, subject to a maximum individual award of options to purchase 9,000 shares of Common Stock.

     Each option granted under the Plan shall become exercisable in full one year after the initial grant, but shall not be exercisable as to any shares prior thereto. Upon exercise, the option price is to be paid in full in cash, in shares of the Company's Common Stock previously owned by the option holder or acquired upon option exercises having a market value on the date of exercise equal to the aggregate option price, or in a combination thereof. No stock option may be exercised after the earlier to occur of: (i) the expiration of 10 years after the date such option was granted; or (ii) five years after a Non-Employee Director ceases to be a director for any reason, during which period any installments of options which first become exercisable may thereafter be exercised. In the case of death, the option may be exercised by a deceased director's estate or heirs for such five year period.

     In the event that a Non-Employee Director exercises all or any part of a stock option granted under the Plan (or under the 1995 Director Stock Option
Plan) through the surrender of shares of Common Stock in full or partial payment of the exercise price hereunder, the director automatically will receive an option (a "replenishment option") to purchase a number of shares equal to the number of shares surrendered priced at the closing price of the Company's Common Stock on the date of exercise and exercisable in full until the date of termination of the related option. Upon the exercise of a replenishment option with stock, the director will not become entitled to receive an additional replenishment option. Options are transferable within the family for estate planning purposes and, upon certain events involving an actual or potential change of control of the Company, shall be exercisable in full.

Amendments; Term of Plan

     This Director Plan may be amended, suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors; provided, however, that any provisions of this Director Plan regarding the amount and price of options to be awarded to Non-Employee Directors and the timing of awards, or that may be deemed to set forth a formula that determines the amount, price, and timing of awards, may not be amended more than once every six months, other than to

DRAFT 2/5/98


comport with any changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules under such statutes; and, provided further, however, that no such amendment shall become effective without the approval of the stockholders of the Company to the extent stockholder approval is required in order to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended. No option may be granted under the Plan after December 31, 2007.

Federal Income Tax Consequences

     The following is a general summary of the current Federal income tax treatment of the non-qualified stock options to be granted under the Director Plan based upon the current provisions of the Code and regulations promulgated thereunder. No tax consequences result from the grant of the option. An option holder who exercises a non-qualified stock option with cash will generally realize compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company will be entitled to a deduction from income in the sale amount. The option holder's basis in such shares will be the fair market value on the date exercised and, upon disposition of the shares, the option holder will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares.

Recommendation of the Board of Directors; Vote Required

     The Board of Directors recommends a vote "FOR" approval of the Director Plan. The affirmative vote of a majority of the votes cast at the meeting will be required to approve the Director Plan. Accordingly, abstentions and broker non-votes will not be considered to be votes cast and will have no effect on the outcome of the matter.


                 CERTAIN OWNERSHIP OF THE COMPANY'S COMMON STOCK

     The Company has no knowledge at this time of any individual or entity owning, beneficially or otherwise, 5% or more of the outstanding Common Stock of the Company.


                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Under Federal securities laws, the Company's directors, executive officers, and persons holding more than 10% of any class of the Company's Common Stock are required to report, within certain periods, their ownership of and any transactions in any shares of any class of the Company's equity securities. To the Company's knowledge, all such individuals have satisfied such filing

DRAFT 2/5/98


requirements in full, except for Mr. Laporte, a director and officer of the Company, who inadvertently filed one monthly report relating to one transaction shortly after the due date.


                      SELECTION OF INDEPENDENT ACCOUNTANTS

     The  Board  of  Directors,  pursuant  to the  recommendation  of its  Audit
Committee, has selected Price Waterhouse LLP, independent accountants, to examine the financial statements of the Company for the 1998 fiscal year. This firm has served as independent accountants of the Company since 1985. A partner of the firm will be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if he desires to do so.

     In 1997, Price Waterhouse performed various professional services for the Company, including completion of the examination of financial statements of the Company for 1996, preliminary work on the examination for 1997, and preparation of corporate tax returns. Price Waterhouse also examines the financial statements of approximately 46% of the Price Funds as well as other sponsored investment products.

     The Audit Committee of the Board of Directors of the Company approved the audit services provided by Price Waterhouse and the related fees and took into consideration the non-audit services provided by Price Waterhouse. The Committee considered the possible effect of these non-audit services on the independence of Price Waterhouse and concluded that there was no material effect upon the firm's independence.


                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1998 annual meeting must be received by the Company for inclusion in the Company's proxy statement and proxy relating to that meeting by November , 1998.


                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters to be presented for action at the Meeting other than those mentioned above. However, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Company.

DRAFT 2/5/98


                                    Exhibit A

                         T. ROWE PRICE ASSOCIATES, INC.

                              ARTICLES OF AMENDMENT



     T. Rowe Price Associates, Inc., a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The charter of the Corporation is hereby amended by:

     Changing and reclassifying each of the shares of Common Stock (par value $.20 per share) of the Corporation, which is issued at the close of business on the effective date of this amendment, into two shares of such Common Stock (par value $.20 per share) and by transferring from the account designated "capital in excess of par value" to the extent available and then from the account designated "retained earnings" to the common stock account $.10 for each share of Common Stock outstanding immediately after the change and reclassification, such change and reclassification to be made as a two-for-one split of the issued and outstanding shares and not as a stock dividend, and in connection therewith there shall be issued one additional share of Common Stock for each such share thereof which is issued and outstanding at such effective date.

     SECOND: Article SIXTH, Paragraph (a) of the charter of the Corporation is hereby amended to read in its entirety as follows:

          SIXTH: (a) The total number of shares of stock of all classes which the Corporation has authority to issue is 520,000,000 shares of capital stock (par value $.20 per share) amounting in aggregate par value to $104,000,000, of which 500,000,000 shares (par value $.20 per share)
     amounting in aggregate par value to $100,000,000 are classified as "Common Stock" and 20,000,000 shares (par value $.20 per share) amounting in aggregate par value to $4,000,000 are classified as "Preferred Stock."

     THIRD: (a) As of immediately before the amendment the total number of shares of stock of all classes which the Corporation has authority to issue is 220,000,000 shares, of which 20,000,000 shares are Preferred Stock (par value
$.20 per share) and 200,000,000 shares are Common Stock (par value $.20 per share).

     (b) As amended the total number of shares of stock of all classes which the Corporation has authority to issue is 520,000,000 shares, of which 20,000,000 shares are Preferred Stock (par value $.20 per share) and 500,000,000 shares are Common Stock (par value $.20 per share).

     (c) The aggregate par value of all shares having a par value is $44,000,000 before the amendment and $104,000,000 as amended.

     (d) The preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of capital stock of the Corporation has not been changed by this Amendment.

DRAFT 2/5/98

                                    Exhibit B

                         T. ROWE PRICE ASSOCIATES, INC.

                                    PROPOSED
                         1998 DIRECTOR STOCK OPTION PLAN



1. PURPOSES OF THE DIRECTOR PLAN:

     T. Rowe Price Associates, Inc. (the "Company") has adopted the 1998 Director Stock Option Plan for Non-Employee Directors (the "Director Plan") to provide for the issuance of options to purchase shares of the Company's Common Stock, par value $.20 per share (the "Stock") as a means of long-term compensation for members of the Board of Directors of the Company in order to provide Non-Employee Directors with an equity interest in the Company in order to attract and retain well-qualified individuals to serve as Non-Employee Directors and to further align the interests of Non-Employee Directors of the Company with those of the Stockholders of the Company. For purposes of this Plan, Non-Employee Directors are persons who are not employees of the Company or any of its affiliates or subsidiaries.

2. ADMINISTRATION:

     The Director Plan shall be administered by the Board of Directors of the Company; provided that any decision regarding the price, timing, or amount of options to be granted hereunder shall require the affirmative vote of a majority of the members of the Board of Directors who are not participants in the Director Plan. Such disinterested majority shall also have the right to make discretionary awards of options in addition to the grants specified in Section 5(b).

3. STOCK SUBJECT TO OPTION:

     The Company will reserve 200,000 authorized but unissued shares of Stock for issuance and delivery under the Director Plan, subject to adjustment as provided under this Director Plan or the 1995 Director Stock Option Plan (the "1995 Director Plan") in paragraph 6 hereof; provided that, shares tendered as consideration for the exercise of any option and shares subject to the unexercised portion of any outstanding option which expires, is canceled, or is terminated for any reason may again be subject to awards under the Director Plan.

DRAFT 2/5/98


4. ELIGIBILITY:

     The individuals who shall be eligible to participate in the Director Plan shall be all Non- Employee Directors of the Company.

5. TERMS AND CONDITIONS OF OPTIONS:

         Options under the Director Plan are intended to be non-statutory stock options not qualifying under any section of the Internal Revenue Code of 1986, as amended (the "Code"). All stock options granted under the Director Plan shall be subject to the following provisions:

                  (a) Option Price. The exercise price per share with respect to each option shall be 100% of the fair market value of the Stock on the date the option is granted. For purposes hereof, fair market value shall be the last reported sale price in the Nasdaq National Market (or any other recognized securities market on which the stock is traded if not then traded on the Nasdaq National Market) on the date of grant, or the next succeeding business day on which the Nasdaq National Market (or such other market) is open for business and reports an actual transaction in the Company's common stock. If the Stock is not then traded on any recognized market, fair market value shall be as determined by the Board of Directors in accordance with applicable federal income tax and securities regulations.

                  (b)  Option Grants.

                  (i) Each Non-Employee Director in office on December 1, 1997 shall continue to have the option to purchase, to the extent shares are not available under the 1995 Director Plan, 4,000 shares of Common Stock at the time provided for under that plan for award of options in 1998 and in any applicable year thereafter, and thereafter 1,500 shares of Common Stock at the close of business on the last Thursday in April in each of the next five years succeeding the last grant originally made under the 1995 Director Plan.

                  (ii) Each Non-Employee Director initially elected as a director after December 1, 1997, shall be granted an option to purchase 3,000 shares of Common Stock as of the close of business on the date of the first regular meeting of directors held on or after the date the participant's initial election as a director and an option to purchase 1,500 shares of Common Stock at the close of business on the last Thursday in April during each of the next four succeeding calendar years, subject to a maximum individual award of options to purchase 9,000 shares of Common Stock.

DRAFT 2/5/98


                  (c)  Exercise of Options.

                  (i) Each option granted under this Plan shall become exercisable in full one year after the initial grant, but shall not be exercisable as to any shares prior thereto. Except as provided in paragraph (ii) below, full payment for shares acquired shall be made in cash or by certified check at or prior to the time that an option, or any part thereof, is exercised. The participant will have no rights as a stockholder until the certificate for those shares as to which the option has been exercised is issued by the Company.

                  (ii) Shares of the Company's Common Stock with a value equal to the exercise price or a combination of cash and Stock with a value equal to the exercise price may be used as payment for shares acquired.

                  (iii) Until further action by the Board of Directors suspending or limiting the issuance of replenishment options (as herein referred to), in the event that Director exercises all or any part of a stock option granted hereunder or under the 1995 Director Stock Option Plan through the surrender of shares of Common Stock in full or partial payment of the exercise price hereunder, the Director automatically will receive an option (a "replenishment option") to purchase a number of shares equal to the number of shares surrendered priced at the closing price of the Company's Common Stock on the date of exercise and exercisable in full until the date of termination provided for herein. Upon the exercise of a replenishment option with stock, the Director will not become entitled to receive an additional replenishment option.

                  (d) Term of Option. No stock option may be exercised after the earlier to occur of: (i) the expiration of ten (10) years after the date such option was granted; or, (ii) five (5) years after the Non-Employee Director ceases to be a director for any reason, during which period any installments which first become exercisable may thereafter be exercised.

                  (e) Options Nonassignable and Nontransferable. Options granted under the Director Plan are not transferable by the Director otherwise than by will or the laws of descent and distribution and are exercisable during the Director's lifetime only by the Director; except that with the consent of the Board of Directors, this Option may be transferred to a family member or a trust, partnership or the like for the benefit of the Director or such family members No assignment or transfer of this option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or

DRAFT 2/5/98


         right herein whatsoever, but immediately upon any attempt to assign or transfer this option the same shall terminate and be of no force or effect.

6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION:

     The aggregate number of shares of stock on which option awards under the Director Plan may be granted to persons participating under the Director Plan, the number of shares thereof covered by each award, the price per share thereof in each award, and any numerical limitations contained herein relating to awards shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. In the case of other changes in the Company's capitalization, adjustments shall be made to the extent determined by the Board of Directors as necessary or appropriate to reflect the transaction and as permitted under applicable securities and tax laws.

     If the Company shall be the surviving or resulting corporation in any merger or consolidation, any award granted shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the award would have been entitled; but a dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving or resulting corporation shall cause every award outstanding hereunder to terminate, except that the surviving or resulting corporation may, in its absolute and uncontrolled discretion, tender awards with respect to its shares on terms and conditions, but as to the number of shares and otherwise, which shall substantially preserve the rights and benefits of any award then outstanding hereunder.

7. EFFECTIVE DATE OF THE DIRECTOR PLAN:

     The Director Plan shall become effective upon its adoption by the Board of Directors and subsequent approval by a majority of the votes cast in person or by proxy at a meeting of the stockholders of the Company held within 12 months of the action of the Board of Directors described above.

8. TERMINATION DATE:

     No options may be granted under the Director Plan after December 31, 2007. Subject to paragraph 5(d), options granted before December 31, 2007 under the Director Plan may be exercised after that date in accordance with their terms.

DRAFT 2/5/98


9. AMENDMENT:

     This Director Plan may be amended, suspended, terminated or restated, in whole or in part, at any time by the Board of Directors; provided, however, that any provisions of this Plan regarding the amount and price of options to be awarded to Non-Employee Directors and the timing of awards, or that which may be deemed to set forth a formula that determines the amount, price, and timing of awards may not be amended more than once every six months, other than to comport with any changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules under such statutes; and, provided further, however, that no such amendment shall become effective without the approval of the stockholders of the Company to the extent stockholder approval is required in order to comply with Rule 16b-3 of the Securities Exchange Act of 1934.

10. COMPLIANCE WITH LAWS AND REGULATIONS:

     The grant, holding and vesting of all options under the Director Plan shall be subject to any and all requirements and restrictions that may, in the opinion of the Board, be necessary or advisable for the purposes of complying with any statute, rule or regulation of any governmental authority, or any agreement, policy or rule of any stock exchange or other regulatory organization governing any market on which the Stock is traded.

11. MISCELLANEOUS:

     (a) Expenses. The Company shall bear all expenses and costs in connection with the administration of the Director Plan.

     (b) Applicable Law. The validity, interpretation and administration of this Plan and any rules, regulations, determinations or decisions made hereunder, and the rights of any and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to the choice of laws provisions thereof.

     (3) Headings. The headings herein are for reference purposes only and shall not affect the meaning or interpretation of the Director Plan.

     (4) Notices. All notices or other communications made or given pursuant to this Director Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any Non-Employee Director at the address contained in the records of the Company or to the Company at its principal office.

DRAFT 2/5/98


     (5) Federal Securities Law Requirement. Awards granted hereunder shall be subject to all conditions required under Rule 16b-3 to qualify the award for any exception from the provisions of Section 16(b) of the Securities Exchange Act of 1934 available under that Rule.

DRAFT 2/5/98


                          T. ROWE PRICE ASSOCIATES INC.

          Revocable Proxy Solicited on Behalf of the Board of Directors


     THE UNDERSIGNED STOCKHOLDER of T. Rowe Price Associates, Inc. hereby appoints James S. Riepe, George A. Roche and M. David Testa the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated on the reverse side, all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, April 16, 1998, at 10:00 a.m., at 100 E. Pratt Street, 12th Floor, Baltimore, Maryland 21202, and at any and all adjournments and postponements thereof with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1998, receipt of which is hereby acknowledged.

     This Proxy, when properly completed and returned, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ITEMS LISTED ON THE REVERSE SIDE AND, IN THE DISCRETION OF THE PROXY HOLDER, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENTS AND POSTPONEMENTS THEREOF.

           (continued and to be dated and signed on the reverse side)

DRAFT 2/5/98

                          (continued from reverse side)

(1) ELECTION OF DIRECTORS

     [    ] FOR the election of all nominees listed below

     [    ] WITHHOLD authority to vote for all nominees listed below

     [ ] EXCEPTIONS (To withhold authority for any individual nominee listed below, mark the "Exceptions" box and strike a line through that nominee's name.)

          Nominees: James E. Halbkat, Jr., Henry H. Hopkins, James A.C. Kennedy, John H. Laporte, Richard L. Menschel, William T. Reynolds, James S. Riepe, George A. Roche, Brian C. Rogers, John W. Rosenblum, Robert L. Strickland, M. David Testa, Philip C. Walsh and Anne Marie Whittemore

(2) TO APPROVE AN AMENDMENT TO THE COMPANY'S CHARTER TO EFFECT A TWO-FOR-ONE STOCK SPLIT AND EFFECT AN INCREASE IN THE AUTHORIZED COMMON STOCK.

     [    ]   FOR           [    ]   AGAINST       [    ]   ABSTAIN

(3)  TO APPROVE THE PROPOSED 1998 DIRECTOR STOCK OPTION PLAN.

     [    ]   FOR           [    ]   AGAINST       [    ]   ABSTAIN

(4) IN THEIR DISCRETION, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournments and postponements thereof.

                    Please date and sign exactly as your name appears to the left. When signing as a fiduciary, representative or corporate officer, give full title as such. If you receive more than one proxy card, please sign and return all cards received.

                    Dated:_____________________________________________________

                    ___________________________________________________________
                                               Signature

                    ___________________________________________________________
                                      Signature if held jointly

                    PLEASE PROMPTLY SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.